                                                                     Exhibit 4.7

                              CROSS-REFERENCE SHEET

Trust Indenture Act Section                                                             Indenture Section
---------------------------                                                             -----------------
310   (a)(1)...........................................................                    7.10
      (a)(2)...........................................................                    7.10
      (a)(3)...........................................................                    N.A.
      (a)(4)...........................................................                    N.A.
      (a)(5)...........................................................                    7.10
      (b)..............................................................                    7.03; 7.10
      (c)..............................................................                    N.A.
311   (a)..............................................................                    7.11
      (b)..............................................................                    7.11
      (c)..............................................................                    N.A.
312   (a)..............................................................                    2.05
      (b)..............................................................                   10.03
      (c)..............................................................                   10.03
313   (a)..............................................................                    7.06
      (b)(1)...........................................................                    7.06
      (b)(2)...........................................................                    7.06; 7.07
      (c)..............................................................                    7.06; 10.02
      (d)..............................................................                    7.06
314   (a)..............................................................                    4.03; 10.05
      (b)..............................................................                    N.A.
      (c)(1)...........................................................                   10.04
      (c)(2)...........................................................                   10.04
      (c)(3)...........................................................                    N.A.
      (d)..............................................................                    N.A.
      (e)..............................................................                   10.05
      (f)..............................................................                    N.A.
315   (a)..............................................................                    7.01
      (b)..............................................................                    7.05, 10.02
      (c)..............................................................                    7.01
      (d)..............................................................                    7.01
      (e)..............................................................                    6.11
316   (a)(last sentence)...............................................                    2.11
      (a)(1)(A)........................................................                    6.05
      (a)(1)(B)........................................................                    6.04
      (a)(2)...........................................................                    2.15
      (b)..............................................................                    6.07
      (c)..............................................................                    N.A.
317   (a)(1)...........................................................                    6.08
      (a)(2)...........................................................                    6.09
      (b)..............................................................                    2.04
318   (a)..............................................................                   10.01
      (c)..............................................................                   10.01

Note: The Cross-Reference Sheet shall not for any purpose be deemed to be part of the Indenture.

                                        2